FINANCIAL INSTRUMENTS - Disclosure of information about key assumptions to measure fair value of warrants (Details) - 2021 Warrant [Member] $ / shares in Units, $ in Thousands	Dec. 31, 2022 CAD ($) Year $ / shares	Dec. 31, 2021 CAD ($) Year $ / shares
Disclosure of detailed information about financial instruments [line items]
Expected volatility	93.00%	83.00%
Expected life (in years) | Year	3.342	4.342
Risk-free interest rate	0.85%	0.85%
Expected dividend yield	0.00%	0.00%
Fair value: Per Warrant (Canadian Dollar) | $ / shares	$ 0.003	$ 1.979
Total Warrants (Canadian Dollar in thousands) | $	$ 8	$ 6,022